SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2002


                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  0-22250                    95-4431352
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press releases of Registrant, issued on February 20 and March 20, 2002, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. A copy of each press release is attached to this Form 8-K as Exhibit 99.1 and 99.2, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release dated February 20, 2002.

          Exhibit 99.2 Press Release dated March 20, 2002.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 20, 2002                        3D Systems Corporation


                                          /S/ E. JAMES SELZER
                                      ----------------------------------------
                                      By:    E. James Selzer
                                      Its:   Senior Vice President
                                             Global Finance and Administration
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS

  99.1 Press Release dated February 20, 2002, announcing fourth quarter and 2001 results.

  99.2    Press Release dated March 20, 2002, announcing agreement with
          Vantico, Inc.



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